FINANCIAL STATEMENTS
Western-Southern Life Assurance Company
Separate Account 1
Year Ended December 31, 2021
With Report of Independent Registered Public
Accounting Firm

Western-Southern Life Assurance Company
Separate Account 1

Financial Statements

Year Ended December 31, 2021

Report of Independent Registered Public Accounting Firm

The Board of Directors of Western-Southern Life Assurance Company and
The Contract Owners of Western-Southern Life Assurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Western-Southern Life Assurance Company Separate Account 1 (the Separate Account), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 18, 2022

1

Appendix A
Subaccounts comprising Western-Southern Life Assurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Fund
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund

Invesco Variable Insurance Funds
Non-Affiliated:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund

Massachusetts Financial Service Variable Insurance Trust
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund

Pimco Variable Insurance Trust
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio

Putnam Variable Trust
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund
	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Touchstone Variable Series Trust Affiliated Service Class: Touchstone VST Moderate ETF Fund	For the period from January 1, 2021 through April 16, 2021	For the period January 1, 2021 through April 16, 2021 and the year ended December 31, 2020.
Touchstone Variable Series Trust Affiliated Service Class: Touchstone VST Balanced Fund	For the period from April 17, 2021 (commencement of operations) through December 31, 2021.

2

Western-Southern Life Assurance Company Separate Account 1

Statement of Assets and Liabilities

December 31, 2021

Subaccount		Investments at fair value	Receivable from (payable to) the general account	Net Assets	Unit Value		Units Outstanding
Affiliated:
	Touchstone VST Balanced Fund (a)	$1,578,341	$1	$1,578,342	$10.74	1	130,437
					10.78	2	2,874
					10.74	3	836
					10.73	4	4,823
					10.72	5	7,992
	Touchstone VST Bond Fund	2,054,034	4	2,054,038	10.72	1	174,137
					10.87	2	4,615
					10.72	3	1,510
					10.70	4	6,338
					10.67	5	4,938
	Touchstone VST Common Stock Fund	10,596,680	4	10,596,684	16.55	1	593,118
					16.78	2	19,696
					16.55	3	10,692
					16.51	4	8,990
					16.47	5	7,596
Non-Affiliated:
	Alger Large Cap Growth Fund	1,253,179	(3)	1,253,176	42.43	1	26,258
					48.00	2	1,072
					42.43	3	691
					41.49	4	1,001
					40.57	5	413
	Alger Small Cap Growth Fund	554,068	2	554,070	40.86	1	12,372
					46.23	2	256
					40.86	3	570
					39.96	4	335
					39.07	5	—
	Invesco V.I. American Franchise Fund	782,297	(2)	782,295	37.40	1	18,128
					39.43	2	482
					37.40	3	694
					37.04	4	1,233
					36.69	5	374
	Invesco V.I. Government Securities Fund	55,118	(4)	55,114	16.77	1	3,243
					18.97	2	17
					16.77	3	—
					16.40	4	25
					16.04	5	—
	PIMCO VIT Long-Term U.S. Government Portfolio	595,242	6	595,248	33.96	1	15,991
					38.42	2	1,351
					33.96	3	—
					33.21	4	6
					32.48	5	—
1	Gold
2	Advisor
3	Select - Death Benefit Option 1
4	Select - Death Benefit Option 2
5	Select - Death Benefit Option 3

	See accompanying notes

(a) New Underlying Fund. See Note 1.	3

Western-Southern Life Assurance Company Separate Account 1

Statement of Assets and Liabilities (continued)

December 31, 2021

Subaccount		Investments at fair value	Receivable from (payable to) the general account	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Initial Class:
	MFS Growth Fund	$1,131,634	$4	$1,131,638	$52.67	1	18,949
					59.59	2	575
					52.67	3	1,123
					51.51	4	407
					50.37	5	380
	MFS Investors Trust Fund	619,263	(1)	619,262	35.94	1	15,815
					40.66	2	47
					35.94	3	602
					35.15	4	774
					34.37	5	—
Non-Affiliated Class 1A:
	Putnam VT Government Money Market Fund	265,238	4	265,242	9.51	1	26,822
					9.86	2	18
					9.51	3	—
					9.44	4	411
					9.38	5	661
Non-Affiliated Class 1B:
	Putnam VT International Equity Fund	1,225,652	(5)	1,225,647	26.04	1	41,382
					28.84	2	3,246
					26.04	3	673
					25.57	4	1,336
					25.10	5	104
Non-Affiliated Class A:
	DWS Equity 500 Index VIP Fund	354,591	1	354,592	36.08	1	7,957
					40.60	2	854
					36.08	3	571
					35.32	4	346
					34.57	5	—

1	Gold
2	Advisor
3	Select - Death Benefit Option 1
4	Select - Death Benefit Option 2
5	Select - Death Benefit Option 3

	See accompanying notes

(a) New Underlying Fund. See Note 1.	4

Western-Southern Life Assurance Company Separate Account 1

Statement of Operations

Year Ended December 31, 2021

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charge	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Moderate ETF Fund	$24,995	$(6,154)	$18,841	$(30,042)	$74,341	$21,029	$65,328	$84,169
Touchstone VST Balanced Fund (a)	3,451	(15,345)	(11,894)	6,817	17,402	87,158	111,377	99,483
Touchstone VST Bond Fund	48,664	(27,803)	20,861	26,014	11,250	(110,542)	(73,278)	(52,417)
Touchstone VST Common Stock Fund	40,329	(139,773)	(99,444)	569,726	334,416	1,564,352	2,468,494	2,369,050
Non-Affiliated:
Alger Large Cap Growth Fund	—	(17,441)	(17,441)	83,073	279,012	(218,064)	144,021	126,580
Alger Small Cap Growth Fund	—	(8,290)	(8,290)	46,601	182,128	(260,244)	(31,515)	(39,805)
Invesco V.I. American Franchise Fund	—	(10,874)	(10,874)	82,218	90,853	(81,457)	91,614	80,740
Invesco V.I. Government Securities Fund	1,319	(884)	435	885	—	(3,784)	(2,899)	(2,464)
PIMCO VIT Long-Term U.S. Government Portfolio	9,117	(7,643)	1,474	16,172	106,916	(163,867)	(40,779)	(39,305)
Non-Affiliated Initial Class:
MFS Growth Fund	—	(14,835)	(14,835)	101,780	146,944	(17,712)	231,012	216,177
MFS Investors Trust Fund	3,666	(8,619)	(4,953)	63,862	18,434	67,237	149,533	144,580
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	31	(4,380)	(4,349)	—	—	—	—	(4,349)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	15,650	(16,978)	(1,328)	126,264	48,260	(76,084)	98,440	97,112
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	4,743	(4,463)	280	43,155	13,904	25,309	82,368	82,648

See accompanying notes

(a) New Underlying Fund. See Note 1.	5

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Moderate ETF Fund	$18,841	$44,299	$21,029	$84,169	$6,696	$(50,037)	$(1,592,172)	$(292)	$(1,635,805)	$(1,551,636)	$1,551,636	$—	1,975	(84,652)	(82,677)
Touchstone VST Balanced Fund (a)	(11,894)	24,219	87,158	99,483	4,273	(123,854)	1,599,148	(708)	1,478,859	1,578,342	—	1,578,342	164,089	(17,127)	146,962
Touchstone VST Bond Fund	20,861	37,264	(110,542)	(52,417)	22,996	(283,072)	327,248	(1,218)	65,954	13,537	2,040,501	2,054,038	38,768	(32,511)	6,257
Touchstone VST Common Stock Fund	(99,444)	904,142	1,564,352	2,369,050	63,213	(1,163,087)	(396,124)	(5,688)	(1,501,686)	867,364	9,729,320	10,596,684	11,035	(110,660)	(99,625)
Non-Affiliated:
Alger Large Cap Growth Fund	(17,441)	362,085	(218,064)	126,580	7,003	(74,350)	(101,014)	(720)	(169,081)	(42,501)	1,295,677	1,253,176	385	(4,555)	(4,170)
Alger Small Cap Growth Fund	(8,290)	228,729	(260,244)	(39,805)	3,888	(48,882)	3,438	(298)	(41,854)	(81,659)	635,729	554,070	869	(1,735)	(866)
Invesco V.I. American Franchise Fund	(10,874)	173,071	(81,457)	80,740	5,680	(108,847)	(11,677)	(426)	(115,270)	(34,530)	816,825	782,295	296	(3,497)	(3,201)
Invesco V.I. Government Securities Fund	435	885	(3,784)	(2,464)	985	(45,165)	13,526	(35)	(30,689)	(33,153)	88,267	55,114	838	(2,626)	(1,788)
PIMCO VIT Long-Term U.S. Government Portfolio	1,474	123,088	(163,867)	(39,305)	4,393	(88,056)	82,554	(309)	(1,418)	(40,723)	635,971	595,248	2,986	(3,072)	(86)
Non-Affiliated Initial Class:
MFS Growth Fund	(14,835)	248,724	(17,712)	216,177	2,215	(158,238)	(18,478)	(524)	(175,025)	41,152	1,090,486	1,131,638	419	(4,270)	(3,851)
MFS Investors Trust Fund	(4,953)	82,296	67,237	144,580	3,221	(156,315)	(3,929)	(404)	(157,427)	(12,847)	632,109	619,262	225	(4,996)	(4,771)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	(4,349)	—	—	(4,349)	3,862	(110,745)	17,405	(273)	(89,751)	(94,100)	359,342	265,242	2,917	(12,338)	(9,421)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	(1,328)	174,524	(76,084)	97,112	12,753	(239,688)	11,994	(765)	(215,706)	(118,594)	1,344,241	1,225,647	1,867	(10,256)	(8,389)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	280	57,059	25,309	82,648	1,792	(74,763)	(11,528)	(236)	(84,735)	(2,087)	356,679	354,592	692	(3,377)	(2,685)

See accompanying notes

(a) New Underlying Fund. See Note 1.	6

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2020

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Moderate ETF Fund	$12,363	$39,194	$80,624	$132,181	$9,767	$(134,864)	$17,558	$(1,016)	$(108,555)	$23,626	$1,528,010	$1,551,636	2,218	(8,770)	(6,552)
Touchstone VST Bond Fund	6,829	16,431	132,233	155,493	21,420	(178,768)	14,800	(1,387)	(143,935)	11,558	2,028,943	2,040,501	14,657	(28,619)	(13,962)
Touchstone VST Common Stock Fund	(63,296)	387,890	1,464,219	1,788,813	59,021	(875,098)	(78,599)	(5,441)	(900,117)	888,696	8,840,624	9,729,320	20,127	(99,334)	(79,207)
Non-Affiliated:
Alger Large Cap Growth Fund	(12,016)	232,645	313,326	533,955	5,204	(43,977)	(80,367)	(699)	(119,839)	414,116	881,561	1,295,677	1,326	(5,377)	(4,051)
Alger Small Cap Growth Fund	(1,505)	43,751	216,367	258,613	1,694	(25,786)	(35,961)	(312)	(60,365)	198,248	437,481	635,729	262	(2,197)	(1,935)
Invesco V.I. American Franchise Fund	(8,678)	80,325	166,857	238,504	4,184	(27,847)	(23,791)	(457)	(47,911)	190,593	626,232	816,825	169	(2,017)	(1,848)
Invesco V.I. Government Securities Fund	893	496	2,700	4,089	742	(8,573)	6,578	(37)	(1,290)	2,799	85,468	88,267	869	(946)	(77)
PIMCO VIT Long-Term U.S. Government Portfolio	2,382	33,228	58,636	94,246	12,127	(33,232)	(11,364)	(419)	(32,888)	61,358	574,613	635,971	2,463	(3,295)	(832)
Non-Affiliated Initial Class:
MFS Growth Fund	(12,923)	99,543	170,497	257,117	1,860	(23,512)	(3,044)	(535)	(25,231)	231,886	858,600	1,090,486	1,048	(1,658)	(610)
MFS Investors Trust Fund	(3,973)	30,026	44,098	70,151	2,801	(22,735)	10,243	(428)	(10,119)	60,032	572,077	632,109	667	(1,035)	(368)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	(4,187)	—	—	(4,187)	3,719	(45,878)	13,341	(356)	(29,174)	(33,361)	392,703	359,342	4,857	(7,861)	(3,004)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	3,285	12,919	123,073	139,277	9,979	(52,982)	40,028	(788)	(3,763)	135,514	1,208,727	1,344,241	3,452	(3,180)	272
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	1,093	23,520	27,867	52,480	409	(12,263)	2,571	(211)	(9,494)	42,986	313,693	356,679	291	(610)	(319)

See accompanying notes

(a) New Underlying Fund. See Note 1.	7

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements

December 31, 2021

1. Organization and Nature of Operations
Western-Southern Life Assurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Western-Southern Life Assurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable annuity contracts, and commenced operations on February 23, 1995.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 13 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

Each subaccount invests all its investible assets in shares of the Underlying Funds listed below:

The Alger Portfolios	Pimco Variable Insurance Trust
Non-Affiliated:	Non-Affiliated:
Alger Large Cap Growth Fund	PIMCO VIT Long-Term U.S. Government Portfolio
Alger Small Cap Growth Fund

DWS Investments VIT Fund	Putnam Variable Trust
Non-Affiliated Class A:	Non-Affiliated Class 1A:
DWS Equity 500 Index VIP Fund	Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Invesco Variable Insurance Funds
Non-Affiliated:	Touchstone Variable Series Trust
Invesco V.I. American Franchise Fund	Affiliated Service Class:
Invesco V.I. Government Securities Fund	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Massachusetts Financial Service Variable Insurance Trust	Touchstone VST Common Stock Fund
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
8

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

The statement of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2021 except for the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2021 and December 31, 2020 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund

As a result of restructuring in 2021, the following Underlying Fund that was previously offered is no longer available as an investment option to our contract holders. Any contract holder allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:
Date:	Surviving Underlying Fund:	Closed Underlying Fund:
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Moderate ETF Fund

2. Significant Accounting Policies
Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2020. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments. Share transactions are recorded on the trade date. Realized gains and losses on sales of Underlying Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

9

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)

A contract owner may also allocate funds to the Fixed Account, which is part of the general account of the Company. Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
10

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Separate Account; and disruptions of product marketing and sales efforts. The Separate Account has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.

11

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
3. Purchases and Sales of investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2021 and the cost of shares held at December 31, 2021, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost

Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$137,703	$(1,680,325)	$—
Touchstone VST Balanced Fund	1,677,979	(193,612)	1,491,184
Touchstone VST Bond Fund	475,914	(377,849)	2,006,477
Touchstone VST Common Stock Fund	542,883	(1,809,594)	7,046,091
The Alger Portfolios
Alger Large Cap Growth Fund	295,039	(202,551)	1,042,244
Alger Small Cap Growth Fund	219,944	(87,961)	504,565
Invesco Variable Insurance Funds
Invesco V.I. American Franchise Fund	101,650	(136,941)	533,159
Invesco V.I. Government Securities Fund	15,709	(45,963)	56,248
Pimco Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	214,944	(107,973)	635,614
Massachusetts Financial Service Variable Insurance Trust
MFS Growth Fund	165,471	(208,385)	651,500
MFS Investors Trust Fund	29,288	(173,233)	387,764
Putnam Variable Trust - Class IA
Putnam VT Government Money Market Fund	27,936	(122,036)	265,241
Putnam Variable Trust - Class IB
Putnam VT International Equity Fund	113,235	(282,008)	907,594
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	41,910	(112,460)	237,345

12

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions

The charges listed below are the annual rates deducted as a daily charge, thus affecting the unit values to compensate the Company for administrative expenses and for the assumption of mortality and expense risks.

•Touchstone Gold Variable Annuity - 1.35%
•Touchstone Advisor Variable Annuity - 0.80%
•Touchstone Select Variable Annuity
◦1.35% for the Standard Death Benefit
◦1.45% for the Annual Step Up Death Benefit
◦1.55% for the 6% Accumulating Death Benefit

The Company also deducts an annual contract maintenance charge from the contract value on each contract anniversary and upon any full surrender as indicated below. The annual fee is taken from the contract’s account value by redeeming units.

•Touchstone Gold Variable Annuity - $35 for the first ten contract years and the lesser of (a) $35 and (b) 0.17% of the contract value after the tenth contract anniversary.
•Touchstone Advisor - $35
•Touchstone Select Variable Annuity - $40 for the first ten contract years and the lesser of (a) $40 or (b) 0.14% of the contract value after the tenth Contract Anniversary. If the contract value is less than $50,000, the charge is waived.

Since no deduction for a sales charge is made from the payments received from contract owners, a surrender charge is imposed by the Company on certain surrenders and partial withdrawals to cover expenses relating to promotion, sale and distribution of the contracts. The surrender charge is assessed on each redemption, except for certain amounts excluded from charges under the contract, by redeeming units. For the Touchstone Gold Variable Annuity, this charge ranges from 7% to 0% depending on the number of years since the payment was received. For the Touchstone Select Variable Annuity, this charge ranges from 8% to 0%, depending on the number of years since the payment was received. Touchstone Advisor has no surrender charge.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

13

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.
*** Expense ratio amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

14

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
5. Financial Highlights (continued)

Subaccount	Year	Units (000s)	Units Values	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)
	2021	147	$10.72 to $10.78	$1,578	0.31%	0.80% to 1.55%	7.20% to 7.80%
Touchstone VST Bond Fund (July 12, 2019)
	2021	192	10.67 to 10.87	2,054	2.37%	0.80% to 1.55%	(2.82)% to (2.07)%
	2020	185	10.98 to 11.10	2,041	1.70%	0.80% to 1.55%	7.96% to 8.72%
	2019	199	10.17 to 10.21	2,029	1.26%	0.80% to 1.55%	1.70% to 2.10%
Touchstone VST Common Stock Fund (July 12, 2019)
	2021	640	16.47 to 16.78	10,597	0.39%	0.80% to 1.55%	25.63% to 26.55%
	2020	740	13.11 to 13.26	9,729	0.61%	0.80% to 1.55%	21.61% to 22.55%
	2019	819	10.78 to 10.82	8,841	0.55%	0.80% to 1.55%	7.80% to 8.20%
Non-Affiliated:
Alger Large Cap Growth Fund
	2021	29	40.57 to 48.00	1,253	—%	0.80% to 1.55%	10.09% to 10.96%
	2020	34	36.85 to 43.26	1,296	0.18%	0.80% to 1.55%	64.44% to 65.68%
	2019	38	22.41 to 26.11	882	—%	0.80% to 1.55%	25.48% to 26.44%
	2018	43	17.86 to 20.65	793	—%	0.80% to 1.55%	0.68% to 1.37%
	2017	52	17.74 to 20.37	966	—%	0.80% to 1.55%	26.44% to 27.47%
Alger Small Cap Growth Fund
	2021	14	39.07 to 46.23	554	—%	0.80% to 1.55%	(7.53)% to (6.81)%
	2020	14	42.25 to 49.61	636	1.05%	0.80% to 1.55%	64.59% to 65.81%
	2019	16	25.67 to 29.92	437	—%	0.80% to 1.55%	27.33% to 28.30%
	2018	18	20.16 to 23.32	379	—%	0.80% to 1.55%	(0.10)% to 0.65%
	2017	22	20.18 to 23.17	470	—%	0.80% to 1.55%	26.76% to 27.73%
Invesco V.I. American Franchise Fund
	2021	21	36.69 to 39.43	782	—%	0.80% to 1.55%	10.21% to 11.04%
	2020	24	33.29 to 35.51	817	0.07%	0.80% to 1.55%	40.17% to 41.19%
	2019	26	23.75 to 25.15	626	—%	0.80% to 1.55%	34.64% to 35.65%
	2018	30	17.64 to 18.54	531	—%	0.80% to 1.55%	(5.11)% to (4.38)%
	2017	35	18.59 to 19.39	651	0.08%	0.80% to 1.55%	25.44% to 26.32%
Invesco V.I. Government Securities Fund
	2021	3	16.04 to 18.97	55	2.03%	0.80% to 1.55%	(3.78)% to (3.07)%
	2020	5	16.67 to 19.57	88	2.43%	0.80% to 1.55%	4.65% to 5.44%
	2019	5	15.93 to 18.56	85	2.13%	0.80% to 1.55%	4.46% to 5.22%
	2018	7	15.25 to 17.64	113	2.13%	0.80% to 1.55%	(0.97)% to (0.23)%
	2017	7	15.40 to 17.68	120	1.99%	0.80% to 1.55%	0.39% to 1.14%
PIMCO VIT Long-Term U.S. Government Portfolio
	2021	17	32.48 to 38.42	595	1.57%	0.80% to 1.55%	(6.26)% to (5.56)%
	2020	17	34.65 to 40.68	636	1.69%	0.80% to 1.55%	15.58% to 16.46%
	2019	18	29.98 to 34.93	575	2.08%	0.80% to 1.55%	11.62% to 12.42%
	2018	21	26.86 to 31.07	599	2.40%	0.80% to 1.55%	(3.90)% to (3.18)%
	2017	22	27.95 to 32.09	632	2.18%	0.80% to 1.55%	7.29% to 8.12%

15

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
5. Financial Highlights (continued)

Subaccount	Year	Units (000s)	Units Values	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****/*****)
Non-Affiliated Initial Class:
MFS Growth Fund
	2021	21	$50.37 to $59.59	$1,132	—%	0.80% to 1.55%	21.61% to 22.54%
	2020	25	41.42 to 48.63	1,090	—%	0.80% to 1.55%	29.84% to 30.83%
	2019	26	31.90 to 37.17	859	—%	0.80% to 1.55%	36.03% to 37.06%
	2018	29	23.45 to 27.12	699	0.09%	0.80% to 1.55%	1.08% to 1.84%
	2017	32	23.20 to 26.63	761	0.10%	0.80% to 1.55%	29.39% to 30.35%
MFS Investors Trust Fund
	2021	17	34.37 to 40.66	619	0.58%	0.80% to 1.55%	24.85% to 25.80%
	2020	22	27.53 to 32.32	632	0.64%	0.80% to 1.55%	12.09% to 12.93%
	2019	22	24.56 to 28.62	572	0.68%	0.80% to 1.55%	29.60% to 30.57%
	2018	28	18.95 to 21.92	543	0.61%	0.80% to 1.55%	(6.97)% to (6.24)%
	2017	33	20.37 to 23.38	696	0.71%	0.80% to 1.55%	21.47% to 22.34%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund
	2021	28	9.38 to 9.86	265	0.01%	0.80% to 1.55%	(1.57%) to (0.80%)
	2020	37	9.53 to 9.94	359	0.25%	0.80% to 1.55%	(1.24%) to (0.60%)
	2019	40	9.65 to 10.00	393	1.82%	0.80% to 1.55%	0.21% to 1.01%
	2018	56	9.63 to 9.90	538	1.41%	0.80% to 1.55%	(0.10%) to 0.61%
	2017	56	9.64 to 9.84	547	0.46%	0.80% to 1.55%	(1.13%) to (0.30%)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
	2021	47	25.10 to 28.84	1,226	1.22%	0.80% to 1.55%	7.13% to 7.97%
	2020	55	23.43 to 26.71	1,344	1.61%	0.80% to 1.55%	10.36% to 11.20%
	2019	55	21.23 to 24.02	1,209	1.41%	0.80% to 1.55%	23.29% to 24.13%
	2018	62	17.22 to 19.35	1,114	1.39%	0.80% to 1.55%	(20.39)% to (19.74)%
	2017	69	21.63 to 24.11	1,531	2.23%	0.80% to 1.55%	24.67% to 25.57%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund
	2021	10	34.57 to 40.60	355	1.39%	0.80% to 1.55%	26.40% to 27.35%
	2020	12	27.35 to 31.88	357	1.66%	0.80% to 1.55%	16.28% to 17.16%
	2019	13	23.52 to 27.21	314	2.03%	0.80% to 1.55%	29.16% to 30.13%
	2018	14	18.21 to 20.91	270	1.69%	0.80% to 1.55%	(6.09)% to (5.38)%
	2017	15	19.39 to 22.10	304	1.73%	0.80% to 1.55%	19.69% to 20.57%

16

STATUTORY-BASIS FINANCIAL STATEMENTS

Western-Southern Life Assurance Company
Years Ended December 31, 2021, 2020 and 2019
With Report of Independent Auditors

Western-Southern Life Assurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors
The Board of Directors
Western-Southern Life Assurance Company
Opinion
We have audited the statutory-basis financial statements of Western-Southern Life Assurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
April 18, 2022

Western-Southern Life Assurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2021	2020
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$14,083,493	$13,007,383
Preferred and common stocks	946,986	697,943
Investment in common stock of subsidiaries	2,920	2,411
Mortgage loans	2,782,942	1,964,024
Policy loans	24,926	27,215
Cash, cash equivalents and short-term investments	326,300	276,014
Receivable for securities	6,726	3,848
Derivatives	34	34
Securities lending reinvested collateral assets	22,039	79,289
Other invested assets	428,043	398,229
Total cash and invested assets	18,624,409	16,456,390

Investment income due and accrued	107,563	100,055
Premiums deferred and uncollected	20,291	21,428
Net deferred income tax asset	87,245	68,962
Other admitted assets	17,161	17,521
Separate account assets	680,896	379,128
Total admitted assets	$19,537,565	$17,043,484

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$14,756,868	$13,102,142
Liability for deposit-type contracts	1,765,081	1,578,015
Policy and contract claims	26,380	26,814
Premiums received in advance	151	168
Total policy and contract liabilities	16,548,480	14,707,139

General expense due and accrued	160	227
Current federal income taxes payable to parent	12,641	18,066
Transfer to (from) separate accounts due and accrued, net	(10,804)	(8,080)
Asset valuation reserve	362,714	274,538
Interest maintenance reserve	17,011	7,058
Other liabilities	86,398	88,237
Payable for securities lending	300,773	380,370
Separate account liabilities	680,896	379,128
Total liabilities	17,998,269	15,846,683

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	1,077,408	827,408
Accumulated surplus	459,388	366,893
Total capital and surplus	1,539,296	1,196,801
Total liabilities and capital and surplus	$19,537,565	$17,043,484
See accompanying notes.

Western-Southern Life Assurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2021	2020	2019
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$2,988,200	$2,878,572	$2,293,699
Net investment income	670,539	604,838	564,419
Considerations for supplementary contracts with life contingencies	851	1,197	2,104
Amortization of the interest maintenance reserve	984	(1,355)	(2,251)
Fees from management of separate accounts	971	915	885
Other revenues	1,766	1,934	1,751
Total premiums and other revenues	3,663,311	3,486,101	2,860,607

Benefits paid or provided:
Death benefits	152,078	138,334	108,936
Annuity benefits	451,745	420,518	393,610
Disability and accident and health benefits	1,966	2,092	2,214
Surrender benefits	743,147	504,580	702,423
Payments on supplementary contracts with life contingencies	2,926	3,251	2,682
Other benefits	2,115	1,767	2,302
Increase (decrease) in policy reserves and other policyholders’ funds	1,667,560	1,830,419	1,299,742
Total benefits paid or provided	3,021,537	2,900,961	2,511,909

Insurance expenses and other deductions:
Commissions	69,269	74,708	79,122
Commission and expense allowance on reinsurance assumed	—	—	—
General expenses	117,226	113,071	115,514
Net transfers to (from) separate accounts	295,924	256,034	13,628
Other deductions	5,589	6,645	10,391
Total insurance expenses and other deductions	488,008	450,458	218,655

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	153,766	134,682	130,043
Federal income tax expense (benefit), excluding tax on capital gains	42,131	41,794	47,190
Gain (loss) from operations before net realized capital gains (losses)	111,635	92,888	82,853
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	6,786	(10,628)	(1,226)
Net income (loss)	$118,421	$82,260	$81,627
See accompanying notes.

Western-Southern Life Assurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2019	$2,500	$827,408	$109,890	$939,798
Net income (loss)	—	—	81,627	81,627
Change in net deferred income tax	—	—	200	200
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($20,827)	—	—	79,679	79,679
Net change in nonadmitted assets and related items	—	—	24,420	24,420
Change in asset valuation reserve	—	—	(63,258)	(63,258)
Cumulative effect of changes in accounting principles	—	—	6,264	6,264
Balance, December 31, 2019	2,500	827,408	238,822	1,068,730
Net income (loss)	—	—	82,260	82,260
Change in net deferred income tax	—	—	29,457	29,457
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $18,678)	—	—	64,340	64,340
Net change in nonadmitted assets and related items	—	—	7,453	7,453
Change in asset valuation reserve	—	—	(59,071)	(59,071)
Change in valuation basis	—	—	3,632	3,632
Balance, December 31, 2020	2,500	827,408	366,893	1,196,801
Net income (loss)	—	—	118,421	118,421
Change in net deferred income tax	—	—	30,146	30,146
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $19,201)	—	—	106,696	106,696
Net change in nonadmitted assets and related items	—	—	(72,985)	(72,985)
Change in asset valuation reserve	—	—	(88,176)	(88,176)
Change in valuation basis	—	—	(566)	(566)
Change in surplus in separate accounts	—	—	(1,041)	(1,041)
Capital contribution	—	250,000	—	250,000
Balance, December 31, 2021	$2,500	$1,077,408	$459,388	$1,539,296
See accompanying notes.

Western-Southern Life Assurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2021	2020	2019
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$2,990,060	$2,879,205	$2,295,474
Net investment income received	686,190	637,883	578,448
Benefits paid	(1,367,531)	(1,080,232)	(1,238,435)
Net transfers from (to) separate accounts	(299,688)	(263,916)	(14,255)
Commissions and expense paid	(190,331)	(194,696)	(205,829)
Federal income taxes recovered (paid)	(61,237)	(15,828)	(74,738)
Other, net	2,474	930	897
Net cash from (for) operations	1,759,937	1,963,346	1,341,562

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	2,857,435	2,611,292	2,646,781
Preferred and common stocks	124,357	136,161	84,223
Mortgage loans	84,482	89,746	139,862
Other invested assets	53,872	35,772	14,603
Net gains (losses) on cash, cash equivalents and short-term investments	(25)	(10)	107
Miscellaneous proceeds	57,250	—	115,265
Net proceeds from investments sold, matured or repaid	3,177,371	2,872,961	3,000,841

Cost of investments acquired:
Debt securities	(3,990,181)	(3,817,797)	(3,810,738)
Preferred and common stocks	(268,344)	(290,861)	(201,706)
Mortgage loans	(903,416)	(659,850)	(298,378)
Real estate	—	—	—
Other invested assets	(78,842)	(73,795)	(73,500)
Miscellaneous applications	(30,664)	(146,439)	(1,291)
Total cost of investments acquired	(5,271,447)	(4,988,742)	(4,385,613)

Net change in policy and other loans	2,289	2,404	1,929
Net cash from (for) investments	(2,091,787)	(2,113,377)	(1,382,843)

Financing and miscellaneous activities
Capital and paid in surplus, less treasury stock	250,000	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	187,066	(53,063)	179,921
Other cash provided (applied)	(54,930)	59,353	2,514
Net cash from (for) financing and miscellaneous sources	382,136	6,290	182,435

Net change in cash, cash equivalents and short-term investments	50,286	(143,741)	141,154
Cash, cash equivalents and short-term investments:
Beginning of year	276,014	419,755	278,601
End of year	$326,300	$276,014	$419,755

See accompanying notes.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

1. Nature of Operations and Significant Accounting Policies
Western-Southern Life Assurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual annuities and interest-sensitive life insurance products through Western and Southern agents and various financial institutions. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2021, approximately 50.6% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Massachusetts, New Jersey, Ohio, Pennslyvania, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Statutory accounting contains specific criteria related to risk transfer that must be met in order to qualify for reinsurance accounting. Under GAAP, the risk transfer criteria is less specific and focuses on whether or not the agreement exposes the company to the reasonable possibility of incurring a significant loss from the assumed insurance risk. Consequently, certain reinsurance contracts may qualify for reinsurance accounting for statutory purposes while not qualifying under GAAP. To the extent an agreement does not qualify for reinsurance accounting, deposit accounting is used.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities that meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $2,527.6 million and $2,406.6 million as of December 31, 2021 and 2020, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2021 and 2020, the Company owned $90.2 million and $64.4 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
The Company had entered into replication transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the credit risk of an otherwise permissible investment. The Company replicated debt securities by combining an AAA rated security as a cash component with a credit default swap which, in effect, converted the high quality asset into a higher yielding debt security. Generally, a premium was received by the Company on a periodic basis and recognized in investment income. The credit default swap was carried at market value on the balance sheet with changes in market value reported in surplus. The AAA rated security followed the Company’s accounting policy for debt securities, as outlined above. In the event the representative issuer defaulted on its debt obligation referenced in the credit default swap contract, a payment equal to the notional amount of the contract less recovery on the defaulted security would have been made by the Company and recognized as a realized capital loss. The Company complied with the specific rules established in AVR for replication transactions.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis, which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2021	2020
Life Insurance:
1958 Commissioners Standard Ordinary (CSO), 2-1/2% - 4-1/2%	1.7%	2.1%
1980 CSO, 4% - 6%	2.1	2.7
2001 CSO, 3-1/2% - 4-1/2%	6.3	6.8
2017 CSO, 3-1/2%	3.0	2.8
Annuities:
Various, 2-1/4% - 8-1/4%	86.6	85.3
Supplemental benefits:
Various, 2-1/2% - 6%	0.3	0.3
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2021 and 2020, reserves of $8.2 million and $10.7 million respectively, were recorded on in-force amounts of $771.0 million and $926.9 million respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2021 and 2020. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2021, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $293.9 million. At December 31, 2020, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $371.6 million. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2021 and 2020, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $277.9 million and $300.7 million at December 31, 2021 and 2020, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2021 and 2020, collateral managed by an unaffiliated agent, which approximated $22.0 million and $79.3 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

At December 31, 2021, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2021 and 2020, the fair value of the total collateral is $299.9 million and $380.0 million, respectively.
The aggregate collateral broken out by maturity date is as follows at December 31, 2021:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	65,707	65,719
31 to 60 days	43,408	43,410
61 to 90 days	21,762	21,751
91 to 120 days	5,049	5,045
121 to 180 days	5,600	5,600
181 to 365 days	53,180	53,150
1 to 2 years	38,587	38,556
2 to 3 years	4,974	4,974
Greater than 3 years	61,703	61,704
Total collateral	$299,970	$299,909
At December 31, 2021, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $300.8 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for group variable universal life, nonguaranteed variable annuity contracts, and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities and group variable universal life are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
The Company had no material accounting changes in 2021.
Effective January 1, 2020, the Company updated its valuation methodologies on certain pension risk transfer reserves. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $3.6 million as an increase to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2019, the Company changed its deferred tax assets admission calculation related to clarification updates to Statement of Statutory Accounting Principles 101 - Income Taxes, Exhibit A - Implementation Question and Answers, in the Accounting Practices & Procedures Manual. The Company has recorded a $6.3 million increase to surplus as a result of the change in application of the admission criteria through Cumulative Effect of Changes in Accounting Principles on the Statements of Changes in Capital and Surplus.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 18, 2022.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$68,485	$191	$(188)	$68,488
Debt securities issued by states of the U.S. and political subdivisions of the states	57,198	7,343	(29)	64,512
Non-U.S. government securities	227,765	13,080	(4,689)	236,156
Corporate securities	7,729,000	633,586	(19,947)	8,342,639
Commercial mortgage-backed securities	2,087,149	35,014	(16,682)	2,105,481
Residential mortgage-backed securities	1,160,327	37,060	(6,905)	1,190,482
Asset-backed securities	2,753,569	43,717	(7,689)	2,789,597
Total	$14,083,493	$769,991	$(56,129)	$14,797,355

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2020:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$62,806	$319	$(26)	$63,099
Debt securities issued by states of the U.S. and political subdivisions of the states	68,846	8,797	—	77,643
Non-U.S. government securities	152,094	20,031	0	172,125
Corporate securities	7,636,314	906,565	(12,014)	8,530,865
Commercial mortgage-backed securities	1,613,653	59,487	(16,941)	1,656,199
Residential mortgage-backed securities	1,240,242	64,608	(1,441)	1,303,409
Asset-backed securities	2,233,428	61,083	(9,938)	2,284,573
Total	$13,007,383	$1,120,890	$(40,360)	$14,087,913
At December 31, 2021 and 2020, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $1,570.6 million and $1,524.7 million, respectively, and an aggregate fair value of $1,608.0 million and $1,593.4 million, respectively. As of December 31, 2021

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

and 2020, such holdings amounted to 11.2% and 11.7%, respectively, of the Company’s investments in debt securities and 8.0% and 9.0%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks, and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$35,000	$1,844	$—	$36,844

Common stocks, unaffiliated	$506,745	$271,783	$(4,514)	$774,014
Common stocks, mutual funds	116,696	19,432	—	136,128
Common stocks, subsidiaries	11,401	—	(8,481)	2,920
	$634,842	$291,215	$(12,995)	$913,062

At December 31, 2020:
Preferred stocks	$51,099	$4,763	$—	$55,862

Common stocks, unaffiliated	$461,807	$172,992	$(8,139)	$626,660
Common stocks, mutual funds	19,978	206	—	20,184
Common stocks, subsidiaries	8,940	—	(6,529)	2,411
	$490,725	$173,198	$(14,668)	$649,255

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(172)	$24,331	$(16)	$540
Debt securities issued by states of the U.S. and political subdivisions of the states	(29)	4,801	—	—
Non-U.S. government securities	(4,689)	58,802	—	—
Corporate securities	(16,021)	851,920	(3,926)	55,971
Commercial mortgage-backed securities(1)	(13,251)	1,009,531	(3,431)	70,776
Residential mortgage-backed securities(1)	(6,311)	391,218	(594)	15,488
Asset-backed securities(1)	(7,165)	1,034,429	(524)	115,741
Total	$(47,638)	$3,375,032	$(8,491)	$258,516

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$(4,514)	$46,757	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2020:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(26)	$2,504	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	—	—
Corporate securities	(4,328)	231,634	(7,686)	69,922
Commercial mortgage-backed securities(1)	(15,253)	451,394	(1,688)	45,034
Residential mortgage-backed securities(1)	(1,194)	93,650	(247)	4,772
Asset-backed securities(1)	(7,682)	487,455	(2,256)	208,711
Total	$(28,483)	$1,266,637	$(11,877)	$328,439

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$(8,139)	$56,326	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2021 and 2020, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, and residential mortgage-backed securities. The aggregated unrealized loss is approximately 1.6% and 2.9% of the carrying value of securities considered temporarily impaired at December 31, 2021 and 2020, respectively. At December 31, 2021, there were a total of 567 securities held that are considered temporarily impaired, 82 of which have been impaired for 12 months or longer. At December 31, 2020, there were a total of 375 securities held that are considered temporarily impaired, 72 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $6.8 million, $23.8 million, and $3.2 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company had no loan-backed securities held at December 31, 2021, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2021, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2021, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2021, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$554,891	$559,996
After one through five	2,195,450	2,308,778
After five through ten	2,978,898	3,144,714
After ten	2,353,209	2,698,307
Mortgage-backed securities	6,001,045	6,085,560
Total	$14,083,493	$14,797,355
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2021, 2020, and 2019 were $626.6 million, $726.1 million, and $609.7 million; gross gains of $12.0 million, $13.7 million, and $9.9 million and gross losses of $1.5 million, $17.1 million, and $6.8 million were realized on these sales, respectively.
Proceeds from sales of investments in equity securities during 2021, 2020, and 2019 were $120.0 million, $124.2 million, and $57.8 million; gross gains of $27.9 million, $27.3 million, and $5.5 million and gross losses of $2.9 million, $6.5 million, and $0.7 million were realized on these sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Realized capital gains (losses)	$31,406	$(8,336)	$7,458
Less amount transferred to (from) IMR (net of related taxes (benefits) of $2,908 in 2021, $(203) in 2020, and $1,184 in 2019)	10,938	(764)	4,453
Less federal income tax expense (benefit) of realized capital gains(losses)	13,682	3,056	4,231
Net realized capital gains (losses)	$6,786	$(10,628)	$(1,226)

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Net investment income was generated from the following for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Debt securities	$505,030	$490,732	$472,594
Equity securities	34,844	45,439	21,635
Mortgage loans	85,636	66,592	63,855
Policy loans	1,931	2,093	2,263
Cash, cash equivalents and short-term investments	1,162	2,527	4,729
Derivative instruments	—	—	319
Other invested assets	50,788	4,305	3,485
Other	1,695	2,134	2,976
Gross investment income	681,086	613,822	571,856
Investment expenses	10,547	8,984	7,437
Net investment income	$670,539	$604,838	$564,419
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2021, 46.0% of such mortgages, or $1,279.3 million, involved properties located in Florida, Indiana, Ohio, and Texas. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $136.6 million. During 2021, the respective minimum and maximum lending rates for mortgage loans issued were 2.95% and 4.75%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2021, the Company did not reduce interest rates on any outstanding mortgages.
The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its mortgage loans. The Company updates and analyzes these indicators at least annually. 90.55% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 1.85 at December 31, 2021, based on the most recent data available.
Derivative Instruments
The Company closed the credit default swap program in 2019. The change in net unrealized gains or losses recognized in surplus was $0.0 million, $0.0 million, and $(0.3) million for the years ended December 31, 2021, 2020, and 2019, respectively.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheets consisted of the following for the years ended December 31:

	2021	2020
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$34	$34
Gross amounts offset	—	—
Net amount of assets	$34	$34

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include investment grade municipal and corporate bonds within the Company's separate account, preferred stock, stock warrants, and initially rated NAIC 6 residential mortgage-backed securities representing senior and subordinated tranches in securitization trusts containing residential mortgage loans. The fair values of these instruments are determined through the use of third-party pricing services or models utilizing market observable inputs.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

•Level 3 - Significant unobservable inputs for the asset or liability. The company does not have any significant assets or liabilities carried at fair value that meet the definition of Level 3.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily credit default swaps and stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2021
Assets:
Residential mortgage-backed securities	$623	$—	$623	$—
Bonds, exchange traded funds	58,101	58,101	—	—
Common stocks, unaffiliated	683,829	683,829	—	—
Common stocks, mutual funds	136,128	136,128	—	—
Preferred stock	36,844	—	36,844	—
Derivative assets	34	—	34	—
Separate account assets*	91,878	40,839	51,039	—
Total assets	$1,007,437	$918,897	$88,540	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of Bond ETF's, where fair value is utilized, and securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2020
Assets:
Residential mortgage-backed securities	$1,014	$—	$1,014	$—
Bonds, exchange traded funds	71,080	71,080	—	—
Common stocks, unaffiliated	562,211	562,211	—	—
Common stocks, mutual funds	20,184	20,184	—	—
Derivative assets	34	—	34	—
Separate account assets*	96,267	42,730	53,537	—
Total assets	$750,790	$696,205	$54,585	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of Bond ETF's, where fair value is utilized, and securities rated NAIC 6 where the security’s fair value is below amortized cost.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 and 2020.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2020 are as follows:

	Beginning Asset/(Liability) as of January 1, 2020	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3*	Ending Asset/ (Liability) as of December 31, 2020
		Net Income	Surplus
	(In Thousands)
Assets:
Bonds: Industrial & miscellaneous	$—	$—	$—	$—	$3,774	$(3,774)	$—

* Transfers into and out of Level 3 are due to changes resulting from the application of the lower of amortized cost or fair value rules based on the security's NAIC rating
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2020, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
(In Thousands)
Assets:
Bonds: Industrial & miscellaneous	$—	$—	$—	$—	$—

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds	$14,083,493	$14,797,355	$87,047	$14,535,436	$174,872
Common stock:
Unaffiliated**	774,014	774,014	774,014	—	—
Mutual funds	136,128	136,128	136,128	—	—
Preferred stock	36,844	36,844	—	36,844	—
Mortgage loans	2,782,942	2,855,306	—	—	2,855,306
Cash, cash equivalents and short-term investments	326,300	326,315	326,315	—	—
Other invested assets, surplus notes	46,931	60,330	—	60,330	—
Securities lending reinvested collateral assets	22,039	22,039	22,039	—	—
Derivative assets	34	34	—	34	—
Separate account assets	680,896	687,182	80,793	606,389	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(10,824,453)	$(11,511,062)	$—	$—	$(11,511,062)
Securities lending liability	(300,773)	(300,773)	—	(300,773)	—
Separate account liabilities*	(592,738)	(647,150)	—	—	(647,150)

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

	December 31, 2020
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds	$13,007,383	$14,087,913	$86,218	$13,912,431	$89,264
Common stock:
Unaffiliated**	626,660	626,660	626,660	—	—
Mutual funds	20,184	20,184	20,184	—	—
Preferred stock	51,099	55,862	—	52,962	2,900
Mortgage loans	1,964,024	2,030,101	—	—	2,030,101
Cash, cash equivalents and short-term investments	276,014	275,893	275,893	—	—
Other invested assets, surplus notes	38,021	50,682	—	50,682	—
Securities lending reinvested collateral assets	79,289	79,289	79,289	—	—
Derivative assets	34	34	—	34	—
Separate account assets	379,128	384,925	70,036	314,889	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(9,423,737)	$(10,301,714)	$—	$—	$(10,301,714)
Securities lending liability	(380,370)	(380,370)	—	(380,370)	—
Separate account liabilities*	(281,880)	(320,254)	—	—	(320,254)

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $32.1 million, $8.6 million, and $12.0 million in 2021, 2020 and 2019, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $136.6 million and $164.6 million at December 31, 2021 and 2020, respectively.
In December 2021, the Company received a capital contribution of $250.0 million from Western and Southern. The contribution was in the form of cash.
In September 2020, the Company entered into a Pension Risk Transfer agreement with Western and Southern, to transfer risk and administration costs associated with Western and Southern's pension benefit obligations in the amount of $38.7 million.
At December 31, 2021 and 2020, the Company had $219.4 million and $212.4 million respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of Western and Southern.
The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2021 or 2020. The Company had $17.0 million and $12.9 million payable to parent, subsidiaries and affiliates as of December 31, 2021 and 2020, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Direct premiums	$3,012,666	$2,904,287	$2,316,612
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	0
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(24,466)	(25,715)	(22,913)
Net premiums	$2,988,200	$2,878,572	$2,293,699

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2021	2020	2019
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	21,540	21,167	15,913
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	28,970	30,760	27,797
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	2,328	2,979	1,761

In 2021, 2020 and 2019, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2021, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2021, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2021, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(12.6) million and $(18.0) million as of December 31, 2021 and 2020, respectively. The tax years 2014 through 2020 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2021, in the event of future net losses is $12.6 million, $1.5 million, and $4.5 million from 2021, 2020 and 2019, respectively.
The components of net deferred tax asset (liability) at December 31 are as follows:

		12/31/2021
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$168,817	$11,453	$180,270
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	168,817	11,453	180,270
(d)	Deferred tax assets nonadmitted	8,740	—	8,740
(e)	Subtotal net admitted deferred tax assets (c – d)	160,077	11,453	171,530
(f)	Deferred tax liabilities	17,530	66,755	84,285
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$142,547	$(55,302)	$87,245

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		12/31/2020
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$137,040	$12,513	$149,553
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	137,040	12,513	149,553
(d)	Deferred tax assets nonadmitted	16,077	—	16,077
(e)	Subtotal net admitted deferred tax assets (c – d)	120,963	12,513	133,476
(f)	Deferred tax liabilities	26,432	38,082	64,514
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$94,531	$(25,569)	$68,962

		Change
		(In Thousands)
		(7)	(8)	(9)
				7+8
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$31,777	$(1,060)	$30,717
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	31,777	(1,060)	30,717
(d)	Deferred tax assets nonadmitted	(7,337)	—	(7,337)
(e)	Subtotal net admitted deferred tax assets (c – d)	39,114	(1,060)	38,054
(f)	Deferred tax liabilities	(8,902)	28,673	19,771
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$48,016	$(29,733)	$18,283

		12/31/2021
		(In Thousands)
		(7)	(8)	(9)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,453	$11,453
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	75,792	—	75,792
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	75,792	—	75,792
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	223,405
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	84,285	—	84,285
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$160,077	$11,453	$171,530

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		12/31/2020
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$12,513	$12,513
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	56,449	—	56,449
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	56,449	—	56,449
	2. Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	174,652
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	64,514	0	64,514
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$120,963	$12,513	$133,476

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(1,060)	$(1,060)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	19,343	—	19,343
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	19,343	—	19,343
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	48,753
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	19,771	—	19,771
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$39,114	$(1,060)	$38,054

		2021	2020

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	704%	643%

		12/31/2021
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$168,817	$11,453
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	12.83%	6.35%
(c)	Net admitted adjusted gross DTAs amount	$160,077	$11,453
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	13.48%	6.68%

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		12/31/2020
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$137,040	$12,513
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	12.74%	8.37%
(c)	Net admitted adjusted gross DTAs amount	$120,963	$12,513
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	14.27%	9.37%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$31,777	$(1,060)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.09%	(2.02)%
(c)	Net admitted adjusted gross DTAs amount	$39,114	$(1,060)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(0.79)%	(2.69)%
The Company's tax planning strategies include the use of reinsurance.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Current income taxes incurred consist of the following major components:

			12/31/2021	12/31/2020	12/31/2019
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$42,103	$41,794	$47,180
	(b)	Foreign	28	—	10
	(c)	Subtotal	42,131	41,794	47,190
	(d)	Federal income tax on net capital gains	13,682	3,056	4,231
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$55,813	$44,850	$51,421

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2021	12/31/2020	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	131,758	105,441	26,317
		(4) Investments	1,841	—	1,841
		(5) Deferred acquisition costs	33,799	30,954	2,845
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	—	—	—
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	1,068	16	1,052
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	351	629	(278)
		(99) Subtotal	168,817	137,040	31,777
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	8,740	16,077	(7,337)
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	160,077	120,963	39,114
	(e)	Capital			—
		(1) Investments	11,453	12,513	(1,060)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	11,453	12,513	(1,060)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	11,453	12,513	(1,060)
	(i)	Admitted deferred tax assets (2d + 2h)	$171,530	$133,476	$38,054

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2021	12/31/2020	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$2,985	$9,142	$(6,157)
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	4,129	4,173	(44)
		(4) Policyholder reserves	10,402	13,092	(2,690)
		(5) Other	14	25	(11)
		(99) Subtotal	17,530	26,432	(8,902)
	(b)	Capital
		(1) Investments	66,755	38,082	28,673
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	66,755	38,082	28,673
	(c)	Deferred tax liabilities (3a99 + 3b99)	$84,285	$64,514	$19,771
(4)	Net deferred tax assets/liabilities (2i - 3c)		$87,245	$68,962	$18,283
Among the more significant book-to-tax adjustments were the following:

	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate	12/31/2019	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$38,886	21.00%	$26,693	21.00%	$28,875	21.00%
Dividend received deduction	(4,431)	(2.39)	(7,153)	(5.63)	(2,830)	(2.06)
Tax credits	(1,296)	(0.70)	(3,702)	(2.91)	(3,766)	(2.74)
Other invested assets and nonadmitted change	(6,851)	(3.70)	78	0.06	27,662	20.12
IRS interest & audit adjustments	—	—	(19)	(0.01)	1,131	0.82
Other	(641)	(0.35)	(504)	(0.40)	149	0.11
Total statutory income taxes	$25,667	13.86%	$15,393	12.11%	$51,221	37.25%

Federal and foreign taxes incurred	$55,813	30.14%	$44,850	35.28%	$51,421	37.40%
Change in net deferred income taxes	(30,146)	(16.28)	(29,457)	(23.17)	(200)	(0.15)
Total statutory income taxes	$25,667	13.86%	$15,393	12.11%	$51,221	37.25%

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

At December 31, 2021, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $153.9 million by the end of 2022 without seeking prior regulatory approval based on capital and surplus of $1,539.3 million at December 31, 2021.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2021, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2021, the Company has future commitments to provide additional capital contributions of $70.5 million to investments in joint ventures, limited partnerships and limited liability companies.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2021, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$4,567,194	$592,738	$—	$5,159,932	41.7%
At book value less current surrender charge of 5% or more	336,507	—	—	336,507	2.7
At fair value	—	—	20,996	20,996	0.2
Total with adjustment or at fair value	4,903,701	592,738	20,996	5,517,435	44.6
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	4,144,795	—	—	4,144,795	33.5
Not subject to discretionary withdrawal	2,724,379	—	—	2,724,379	21.9
Total individual annuity reserves (before reinsurance)	11,772,875	592,738	20,996	12,386,609	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$11,772,875	$592,738	$20,996	$12,386,609
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$119,137	$—	$—	$119,137

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$1,025,792	$—	$—	$1,025,792	100.0%
Total group annuity reserves (before reinsurance)	1,025,792	—	—	1,025,792	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$1,025,792	$—	$—	$1,025,792

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$28,768	$—	$—	$28,768	1.6%
Not subject to discretionary withdrawal	1,736,313	—	—	1,736,313	98.4
Total deposit-type contract liability (before reinsurance)	1,765,081	—	—	1,765,081	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$1,765,081	$—	$—	$1,765,081

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

At December 31, 2021, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	455,125	460,588	471,651	—	—	—
Universal life with secondary guarantees	779,872	785,499	1,240,640	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	5,685	5,916	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	56,357	56,357	56,357
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	248,129	XXX	XXX	—
Accidental death benefits	XXX	XXX	282	XXX	XXX	—
Disability - active lives	XXX	XXX	2,212	XXX	XXX	—
Disability - disabled lives	XXX	XXX	14,354	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,234,997	1,251,772	1,983,184	56,357	56,357	56,357
Reinsurance ceded	—	—	24,981	—	—	—
Net life reserves	$1,234,997	$1,251,772	$1,958,203	$56,357	$56,357	$56,357

Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $2.01 billion. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

FHLB Capital Stock – General Account:

	December 31
	2021	2020
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$17,043	$23,693
Membership stock - Class B	—	—
Activity stock	66,329	40,755
Excess stock	6,813	—
Aggregate total	$90,185	$64,448
Actual or estimated borrowing capacity as determined by the insurer	$2,010,000	$1,870,000
Collateral Pledged to FHLB – General Account:

	2021				2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$2,224,805	$2,134,910	$1,487,239	XXX	$2,063,345	$1,959,488	$1,343,550	XXX
Maximum during reporting period	$2,261,221	$2,159,577	XXX	$1,549,471	$2,382,236	$2,308,630	XXX	$1,650,803
Borrowing from FHLB - General Account:

	2021			2020
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$1,487,239	$1,479,811	$1,578,966	$1,343,550	$1,334,429
Debt	—	XXX	$50,000	—	XXX
Aggregate total	$1,487,239	$1,479,811	$1,628,966	$1,343,550	$1,334,429
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options were sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and group variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. Variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits include the following: account value, return of premium paid, a death benefit that accumulates at a specified interest rate, a death benefit that is adjusted septennially to the current account value, and a death benefit that is adjusted annually to the current account value. The death benefit under the group variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
Information regarding the separate accounts of the Company as of and for the year ended December 31, 2021, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$314,366	$143	$314,509

Reserves for separate accounts with assets at:
Fair value	$—	$77,354	$77,354
Amortized cost	592,738	—	592,738
Total reserves	$592,738	$77,354	$670,092

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$592,738	$—	$592,738
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	77,354	77,354
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	592,738	77,354	670,092
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$592,738	$77,354	$670,092

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2021, is presented below:

2021
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$314,509
Transfers from separate accounts	17,556
Net transfers to (from) separate accounts	296,953

Reconciling adjustments:
Policy deductions and other expenses	16
Change in surplus in separate accounts	(1,041)
Other account adjustments	(4)
Transfers as reported in the Summary of Operations of the Company	$295,924

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2021, were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$928	$21
Ordinary renewal	14,134	20,270
Total	$15,062	$20,291